Countrywide Financial Corporation
Business Segment Consolidating Statement of Income

	Three Months Ended December 31, 2004 (unaudited)
	Mortgage Banking				Diversified Businesses
	Loan	Loan	Closing			Capital		Global			Grand
(Dollar amounts in thousands)	Production	Servicing	Services	Total	Banking	Markets	Insurance	Operations	Other	Total	Total

Revenues
Gain on sale of loans and securities	$1,153,034	$11,130	$—	$1,164,164	$—	$110,676	$—	$—	$8,045	$118,721	$1,282,885
Net interest income after provision for loan losses	175,451	(92,295)	464	83,620	230,909	85,408	14,450	541	(338)	330,970	414,590
Net loan servicing fees (1)	—	(49,705)	—	(49,705)	—	913	(4,086)	27,147	(5,424)	18,550	(31,155)
Net insurance premiums earned	—	—	—	—	—	—	205,272	—	—	205,272	205,272
Commissions, fees & other income (2)	26,485	14,391	59,349	100,225	24,999	12,501	24,292	31,861	(48,310)	45,343	145,568

Total Revenues	1,354,970	(116,479)	59,813	1,298,304	255,908	209,498	239,928	59,549	(46,027)	718,856	2,017,160
Expenses	837,698	161,359	38,973	1,038,030	61,287	63,300	209,987	48,909	(45,890)	337,593	1,375,623

Earnings before income taxes	$517,272	$(277,838)	$20,840	$260,274	$194,621	$146,198	$29,941	$10,640	$(137)	$381,263	$641,537

Segment contribution to total earnings before income taxes (3)	81%	(43%)	3%	41%	30%	23%	5%	2%	(0%)	59%	100%

	Three Months Ended September 30, 2004 (unaudited)
	Mortgage Banking				Diversified Businesses
	Loan	Loan	Closing			Capital		Global			Grand
(Dollar amounts in thousands)	Production	Servicing	Services	Total	Banking	Markets	Insurance	Operations	Other	Total	Total

Revenues
Gain on sale of loans and securities	$926,631	$15,495	$—	$942,126	$—	$68,533	$—	$—	$7,038	$75,571	$1,017,697
Net interest income after provision for loan losses	340,796	(86,367)	373	254,802	190,414	88,457	11,108	604	(508)	290,075	544,877
Net loan servicing fees (1)	—	191,573	—	191,573	—	1,149	—	26,232	(4,730)	22,651	214,224
Net insurance premiums earned	—	—	—	—	—	—	194,778	—	—	194,778	194,778
Commissions, fees & other income (2)	45,203	14,527	57,974	117,704	27,657	8,720	14,996	30,202	(61,352)	20,223	137,927

Total Revenues	1,312,630	135,228	58,347	1,506,205	218,071	166,859	220,882	57,038	(59,552)	603,298	2,109,503
Expenses	816,079	157,895	35,802	1,009,776	54,900	76,724	191,262	47,227	(57,563)	312,550	1,322,326

Earnings before income taxes	$496,551	$(22,667)	$22,545	$496,429	$163,171	$90,135	$29,620	$9,811	$(1,989)	$290,748	$787,177

Segment contribution to total earnings before income taxes (3)	63%	(3%)	3%	63%	21%	11%	4%	1%	(0%)	37%	100%

(1)	Consists primarily of fees earned for servicing mortgage loans, related ancillary fees and income on residual interests, net of amortization of mortgage servicing rights, recovery (impairment) of MSRs and other retained interests; and servicing hedge gains (losses).

(2)	Consists primarily of revenues from ancillary products and services, including title, escrow, appraisal, credit reporting and home inspection services, and insurance agency commissions.

(3)	Percentages may not sum to totals due to the effect of rounding.

UPDATED: APRIL 2005

Countrywide Financial Corporation
Business Segment Consolidating Statement of Income

	Three Months Ended June 30, 2004 (unaudited)
	Mortgage Banking				Diversified Businesses
	Loan	Loan	Closing			Capital		Global			Grand
(Dollar amounts in thousands)	Production	Servicing	Services	Total	Banking	Markets	Insurance	Operations	Other	Total	Total

Revenues
Gain on sale of loans and securities	$1,349,957	$18,574	$—	$1,368,531	$—	$43,635	$—	$—	$6,807	$50,442	$1,418,973
Net interest income after provision for loan losses	314,370	(103,797)	262	210,835	145,162	112,260	10,309	483	(248)	267,966	478,801
Net loan servicing fees (1)	—	239,327	—	239,327	—	689	—	26,287	(3,972)	23,004	262,331
Net insurance premiums earned	—	—	—	—	—	—	187,252	—	—	187,252	187,252
Commissions, fees & other income (2)	29,633	15,263	54,824	99,720	23,529	5,101	16,014	26,833	(43,808)	27,669	127,389

Total Revenues	1,693,960	169,367	55,086	1,918,413	168,691	161,685	213,575	53,603	(41,221)	556,333	2,474,746
Expenses	724,135	144,174	32,017	900,326	49,608	72,054	165,038	43,920	(40,676)	289,944	1,190,270

Earnings before income taxes	$969,825	$25,193	$23,069	$1,018,087	$119,083	$89,631	$48,537	$9,683	$(545)	$266,389	$1,284,476

Segment contribution to total earnings before income taxes (3)	76%	2%	2%	79%	9%	7%	4%	1%	(0%)	21%	100%

	Three Months Ended March 31, 2004 (unaudited)
	Mortgage Banking				Diversified Businesses
	Loan	Loan	Closing			Capital		Global			Grand
(Dollar amounts in thousands)	Production	Servicing	Services	Total	Banking	Markets	Insurance	Operations	Other	Total	Total

Revenues
Gain on sale of loans and securities	$956,914	$81,950	$—	$1,038,864	$—	$73,166	$—	$—	$5,360	$78,526	$1,117,390
Net interest income after provision for loan losses	350,534	(110,807)	224	239,951	118,066	142,484	10,783	480	(350)	271,463	511,414
Net loan servicing fees (1)	—	(3,893)	—	(3,893)	—	720	—	26,690	(3,267)	24,143	20,250
Net insurance premiums earned	—	—	—	—	—	—	195,383	—	—	195,383	195,383
Commissions, fees & other income (2)	13,418	15,441	49,156	78,015	22,864	7,026	16,299	30,642	(34,065)	42,766	120,781

Total Revenues	1,320,866	(17,309)	49,380	1,352,937	140,930	223,396	222,465	57,812	(32,322)	612,281	1,965,218
Expenses	620,256	140,910	30,848	792,014	35,322	70,245	170,470	46,081	(31,597)	290,521	1,082,535

Earnings before income taxes	$700,610	$(158,219)	$18,532	$560,923	$105,608	$153,151	$51,995	$11,731	$(725)	$321,760	$882,683

Segment contribution to total earnings before income taxes (3)	79%	(18%)	2%	64%	12%	17%	6%	1%	(0%)	36%	100%

(1)	Consists primarily of fees earned for servicing mortgage loans, related ancillary fees and income on residual interests, net of amortization of mortgage servicing rights, recovery (impairment) of MSRs and other retained interests; and servicing hedge gains (losses).

(2)	Consists primarily of revenues from ancillary products and services, including title, escrow, appraisal, credit reporting and home inspection services, and insurance agency commissions.

(3)	Percentages may not sum to totals due to the effect of rounding.

UPDATED: APRIL 2005

Countrywide Financial Corporation
Business Segment Consolidating Statement of Income

	Three Months Ended September 30, 2003 (unaudited)
	Mortgage Banking				Diversified Businesses
	Loan	Loan	Closing			Capital		Global			Grand
(Dollar amounts in thousands)	Production	Servicing	Services	Total	Banking	Markets	Insurance	Operations	Other	Total	Total

Revenues
Gain on sale of loans and securities	$1,988,109	$14,271	$—	$2,002,380	$—	$48,950	$—	$—	$8,245	$57,195	$2,059,575
Net interest income after provision for loan losses	285,725	(123,093)	(58)	162,574	94,406	145,331	7,353	219	(120)	247,189	409,763
Net loan servicing fees (1)	—	307,899	—	307,899	—	237	—	22,089	(1,741)	20,585	328,484
Net insurance premiums earned	—	—	—	—	—	—	192,135	—	—	192,135	192,135
Commissions, fees & other income (2)	13,206	17,534	57,620	88,360	21,859	2,688	16,816	25,498	(36,083)	30,778	119,138

Total Revenues	2,287,040	216,611	57,562	2,561,213	116,265	197,206	216,304	47,806	(29,699)	547,882	3,109,095
Expenses	686,465	142,961	30,545	859,971	31,749	62,142	185,704	39,683	(29,771)	289,507	1,149,478

Earnings before income taxes	$1,600,575	$73,650	$27,017	$1,701,242	$84,516	$135,064	$30,600	$8,123	$72	$258,375	$1,959,617

Segment contribution to total earnings before income taxes (3)	82%	4%	1%	87%	4%	7%	2%	0%	0%	13%	100%

(1)	Consists primarily of fees earned for servicing mortgage loans, related ancillary fees and income on residual interests, net of amortization of mortgage servicing rights, recovery (impairment) of MSRs and other retained interests; and servicing hedge gains (losses).

(2)	Consists primarily of revenues from ancillary products and services, including title, escrow, appraisal, credit reporting and home inspection services, and insurance agency commissions.

(3)	Percentages may not sum to totals due to the effect of rounding.

UPDATED: APRIL 2005

Countrywide Financial Corporation
Business Segment Consolidating Statement of Income

	Three Months Ended June 30, 2003 (unaudited)
	Mortgage Banking				Diversified Businesses
	Loan	Loan	Closing			Capital		Global			Grand
(Dollar amounts in thousands)	Production	Servicing	Services	Total	Banking	Markets	Insurance	Operations	Other	Total	Total

Revenues
Gain on sale of loans and securities	$1,404,916	$61,112	$—	$1,466,028	$—	$51,026	$—	$—	$8,148	$59,174	$1,525,202
Net interest income after provision for loan losses	206,591	(110,294)	(209)	96,088	70,560	113,822	8,261	126	(39)	192,730	288,818
Net loan servicing fees (1)	—	(688,782)	—	(688,782)	292	(42)	—	22,108	(1,706)	20,652	(668,130)
Net insurance premiums earned	—	—	—	—	—	—	168,183	—	—	168,183	168,183
Commissions, fees & other income (2)	16,561	16,152	62,585	95,298	23,140	3,765	18,387	25,794	(37,867)	33,219	128,517

Total Revenues	1,628,068	(721,812)	62,376	968,632	93,992	168,571	194,831	48,028	(31,464)	473,958	1,442,590
Expenses	603,999	114,435	33,504	751,938	26,714	53,520	157,816	48,253	(31,248)	255,055	1,006,993

Earnings before income taxes	$1,024,069	$(836,247)	$28,872	$216,694	$67,278	$115,051	$37,015	$(225)	$(216)	$218,903	$435,597

Segment contribution to total earnings before income taxes (3)	235%	(192%)	7%	50%	15%	26%	8%	(0%)	(0%)	50%	100%

(1)	Consists primarily of fees earned for servicing mortgage loans, related ancillary fees and income on residual interests, net of amortization of mortgage servicing rights, recovery (impairment) of MSRs and other retained interests; and servicing hedge gains (losses).

(2)	Consists primarily of revenues from ancillary products and services, including title, escrow, appraisal, credit reporting and home inspection services, and insurance agency commissions.

(3)	Percentages may not sum to totals due to the effect of rounding.

UPDATED: APRIL 2005

Countrywide Financial Corporation
Business Segment Consolidating Statement of Income

	Year Ended December 31, 2004 (unaudited)
	Mortgage Banking				Diversified Businesses
	Loan	Loan	Closing			Capital		Global			Grand
(Dollar amounts in thousands)	Production	Servicing	Services	Total	Banking	Markets	Insurance	Operations	Other	Total	Total

Revenues
Gain on sale of loans and securities	$4,386,536	$127,149	$—	$4,513,685	$—	$296,010	$—	$—	$27,250	$323,260	$4,836,945
Net interest income after provision for loan losses	1,181,151	(393,266)	1,323	789,208	684,551	428,609	46,650	2,108	(1,444)	1,160,474	1,949,682
Net loan servicing fees (1)	—	377,302	—	377,302	—	3,471	(4,086)	106,356	(17,393)	88,348	465,650
Net insurance premiums earned	—	—	—	—	—	—	782,685	—	—	782,685	782,685
Commissions, fees & other income (2)	114,739	59,622	221,303	395,664	99,049	33,348	71,601	119,538	(187,535)	136,001	531,665

Total Revenues	5,682,426	170,807	222,626	6,075,859	783,600	761,438	896,850	228,002	(179,122)	2,490,768	8,566,627
Expenses	2,998,168	604,338	137,640	3,740,146	201,117	282,323	736,757	186,137	(175,726)	1,230,608	4,970,754

Earnings before income taxes	$2,684,258	$(433,531)	$84,986	$2,335,713	$582,483	$479,115	$160,093	$41,865	$(3,396)	$1,260,160	$3,595,873

Segment contribution to total earnings before income taxes (3)	75%	(12%)	2%	65%	16%	13%	4%	1%	(0%)	35%	100%

(1)	Consists primarily of fees earned for servicing mortgage loans, related ancillary fees and income on residual interests, net of amortization of mortgage servicing rights, recovery (impairment) of MSRs and other retained interests; and servicing hedge gains (losses).

(2)	Consists primarily of revenues from ancillary products and services, including title, escrow, appraisal, credit reporting and home inspection services, and insurance agency commissions.

(3)	Percentages may not sum to totals due to the effect of rounding.

Countrywide Financial Corporation
Loan Production Sector Statement of Income Breakdown
Quarterly

(Dollar amounts in thousands)

	Three Months Ended
	December 31,		September 30,		June 30,		March 31,
	2004		2004		2004		2004
	(unaudited)%		(unaudited)%		(unaudited)%		(unaudited)%
Gain on sale of loans (1)	$1,179,519	1.39%	$971,834	1.26%	$1,379,590	1.56%	$970,332	1.44%
Net warehouse spread	175,451	0.21%	340,796	0.44%	314,370	0.36%	350,534	0.52%

Net production revenues	1,354,970	1.60%	1,312,630	1.70%	1,693,960	1.91%	1,320,866	1.96%

Direct production costs	733,239	0.86%	716,837	0.93%	626,262	0.71%	521,158	0.77%
Production overhead expense	104,459	0.12%	99,242	0.13%	97,873	0.11%	99,098	0.15%

Total production costs	837,698	0.99%	816,079	1.06%	724,135	0.82%	620,256	0.92%

Loan production pre-tax earnings	$517,272	0.61%	$496,551	0.64%	$969,825	1.10%	$700,610	1.04%

Loan production volume	$84,818,000		$77,019,000		$88,490,000		$67,484,000
Weighted average servicing fee of servicing booked	0.323%		0.344%		0.328%		0.315%
Servicing value booked (2)	$907,752	1.09%	$936,254	1.13%	$1,111,633	1.24%	$845,740	1.25%
Summary of Production:
Mortgage Banking	$84,818,000		$77,019,000		$88,490,000		$67,484,000
Capital Markets conduit acquisitions	4,045,000		6,111,000		4,599,000		3,324,000
Treasury Bank	6,452,000		8,694,000		6,574,000		5,396,000

Total Production	$95,315,000		$91,824,000		$99,663,000		$76,204,000

(1) Includes Commissions, Fees and Other.

(2) Basis points determined based on loans sold
Note: Percentages may not sum to totals due to the effect of rounding.

Countrywide Financial Corporation
Loan Production Sector Statement of Income Breakdown
Quarterly
(Dollar amounts in thousands)

	Three Months Ended
	September 30,		June 30,
	2003		2003
	(unaudited)%		(unaudited)%
Gain on sale of loans (1)	$2,001,315	1.77%	$1,421,477	1.18%
Net warehouse spread	285,725	0.25%	206,591	0.17%

Net production revenues	2,287,040	2.02%	1,628,068	1.35%

Direct production costs	574,858	0.51%	520,743	0.43%
Production overhead expense	111,607	0.10%	83,256	0.07%

Total production costs	686,465	0.61%	603,999	0.50%

Loan production pre-tax earnings	$1,600,575	1.41%	$1,024,069	0.85%

Loan production volume	$113,324,000		$120,811,000

Weighted average servicing fee of servicing booked	0.327%		0.388%

Servicing value booked (2)	$1,757,511	1.55%	$1,724,601	1.59%

Summary of Production:
Mortgage Banking	$113,324,000		$120,811,000
Capital Markets conduit acquisitions	8,009,000		5,485,000
Treasury Bank	4,598,000		3,914,000

Total Production	$125,931,000		$130,210,000

(1) Includes Commissions, Fees and Other.

(2) Basis points determined based on loans sold

Note: Percentages may not sum to totals due to the effect of rounding.

UPDATED: APRIL 2005

Countrywide Financial Corporation
Loan Production Sector Statement of Income Breakdown
Annual
(Dollar amounts in thousands)

	December 31,
	2004
	(unaudited)%
Gain on sale of loans (1)	$4,501,275	1.42%
Net warehouse spread	1,181,151	0.37%

Net production revenues	5,682,426	1.79%

Direct production costs	2,597,496	0.82%
Production overhead expense	400,672	0.13%

Total production costs	2,998,168	0.94%

Loan production pre-tax earnings	$2,684,258	0.84%

Loan production volume	$317,811,000

Weighted average servicing fee of servicing booked	0.328%

Servicing value booked (2)	$3,801,379	1.18%

Summary of Production:
Mortgage Banking	$317,811,000
Capital Markets conduit acquisitions	18,079,000
Treasury Bank	27,116,000

Total Production	$363,006,000

(1) Includes Commissions, Fees and Other.

(2) Basis points determined based on loans sold

Note: Percentages may not sum to totals due to the effect of rounding.

UPDATED: APRIL 2005

Countrywide Financial Corporation & Subsidiaries Consolidated Statement of Earnings (1) (Dollar amounts in thousands, except share data)

	QUARTER ENDED				QUARTER ENDED
	December 31,	September 30,	June 30,	March 31,	September 30,	June 30,
	2004*	2004*	2004*	2004*	2003*	2003*
Revenues
Gain on sale of loans and securities	$1,282,885	$1,017,697	$1,418,973	$1,117,390	$2,059,575	$1,525,202

Interest income	1,280,513	1,225,206	1,074,326	1,049,750	968,065	805,167
Interest expense	(843,036)	(671,969)	(575,778)	(517,555)	(547,236)	(509,127)

Net interest income	437,477	553,237	498,548	532,195	420,829	296,040
Provision for loan losses	(22,887)	(8,360)	(19,747)	(20,781)	(11,066)	(7,222)

Net interest income after provision for loan losses	414,590	544,877	478,801	511,414	409,763	288,818

Loan servicing fees and other income from retained interests	897,234	812,940	802,632	756,781	764,245	692,910
Amortization of MSRs	(562,729)	(394,069)	(569,977)	(413,682)	(666,384)	(557,274)
Recovery (impairment) of retained interests	(36,005)	(795,614)	1,179,127	(995,645)	345,477	(1,551,847)
Servicing hedge gains (losses)	(329,655)	590,967	(1,149,451)	672,796	(114,854)	748,081

Net loan servicing fees and other income from retained interests	(31,155)	214,224	262,331	20,250	328,484	(668,130)

Net insurance premiums earned	205,272	194,778	187,252	195,383	192,135	168,183
Commissions and other income	145,568	137,927	127,389	120,781	119,138	128,517

Total revenues	2,017,160	2,109,503	2,474,746	1,965,218	3,109,095	1,442,590

Expenses
Compensation expenses	835,907	850,384	770,090	680,664	723,130	652,718
Occupancy and other office expenses	210,060	175,484	164,111	167,871	158,404	142,793
Insurance claims expenses	115,055	106,721	83,752	84,675	103,165	85,851
Advertising and promotion expenses	50,204	47,586	41,658	32,137	26,744	25,461
Other operating expenses	164,397	142,151	130,659	117,188	138,035	100,170

Total expenses	1,375,623	1,322,326	1,190,270	1,082,535	1,149,478	1,006,993

Earnings before income taxes	641,537	787,177	1,284,476	882,683	1,959,617	435,597
Provision for income taxes	271,702	289,106	497,997	339,494	744,611	167,675

Net Earnings	$369,835	$498,071	$786,479	$543,189	$1,215,006	$267,922

Earnings per share (2) (3)
Basic	$0.64	$0.88	$1.41	$0.98	$2.23	$0.51
Diluted	$0.61	$0.81	$1.29	$0.90	$2.12	$0.48

Weighted average shares outstanding
Basic	576,586,000	563,460,000	559,766,000	555,968,000	543,972,000	530,064,000
Diluted	609,162,000	612,716,000	611,337,000	606,627,000	572,393,000	560,789,000

*	UNAUDITED

(1)	Certain amounts in the Consolidated Financial Statements have been reclassified to conform to current year presentation.

(2)	Reflects 4-for-3 stock split completed in December 2003; 3-for-2 stock split completed in April 2004; and 2-for-1 stock split completed in August 2004.

(3)	EITF No. 04-8 was adopted on 12/31/04, requiring the Company to give effect to the potential conversion of the Company’s LYONS and Convertible Securities in diluted EPS. Amounts presented have been restated accordingly.

UPDATED: MARCH 2005

Mortgage Banking Segment
Breakdown of Gain on Sale of Loans — Quarterly
(Dollar amounts in thousands)

	QUARTER ENDED				QUARTER ENDED
	December 31,	September 30,	June 30,	March 31,	September 30,	June 30,
	2004*	2004*	2004*	2004*	2003*	2003*
Mortgage Banking:
Prime Mortgage Loans	$608,530	$543,919	$790,150	$549,865	$1,770,726	$1,404,916
Nonprime Mortgage Loans	322,333	92,063	409,109	291,945	217,383	—
Prime Home Equity Loans	222,171	290,649	150,698	115,104	—	—

Production Sector	1,153,034	926,631	1,349,957	956,914	1,988,109	1,404,916
Reperforming loans	11,130	15,495	18,574	81,950	14,271	61,112

Total Mortgage Banking Gain on Sale	1,164,164	942,126	1,368,531	1,038,864	2,002,380	1,466,028
Capital Markets	110,676	68,533	43,635	73,166	48,950	51,026
Other	8,045	7,038	6,807	5,360	8,245	8,148

	$1,282,885	$1,017,697	$1,418,973	$1,117,390	$2,059,575	$1,525,202

Gain as a Percentage of Loans Sold

	QUARTER ENDED				QUARTER ENDED
	December 31,	September 30,	June 30,	March 31,	September 30,	June 30,
	2004*	2004*	2004*	2004*	2003*	2003*
Prime Mortgage Loans	0.90%	0.82%	1.06%	0.92%	1.62%	1.29%
Nonprime Mortgage Loans	3.63%	1.21%	4.66%	5.42%	5.28%	—
Prime Home Equity Loans	3.12%	2.94%	2.47%	4.17%	—	—
Production sector	1.38%	1.11%	1.51%	1.41%	1.75%	1.29%

*	Unaudited

UPDATED: MARCH 2005

Breakdown of Net Interest Income — Quarterly
(Dollar amounts in thousands)

	QUARTER ENDED				QUARTER ENDED
	December 31,	September 30,	June 30,	March 31,	September 30,	June 30,
	2004*	2004*	2004*	2004*	2003*	2003*
Net interest income:
Mortgage Banking Segment loans and securities	$175,798	$320,704	$310,300	$349,852	$254,644	$180,502
Home equity AAA asset-backed securities	13	16,350	14,343	15,211	31,081	26,089
Custodial balances	8,570	(15,120)	(40,912)	(39,052)	(76,453)	(66,109)
Servicing Sector interest expense	(98,893)	(88,145)	(80,512)	(85,904)	(60,754)	(59,226)
Reperforming loans	16,102	21,753	32,346	24,898	32,021	23,751
Banking Segment loans and securities	238,909	202,514	154,636	124,318	98,862	73,593
Capital Markets Segment securities portfolio	81,245	83,364	97,180	131,662	127,907	105,103
Other	15,733	11,817	11,167	11,210	13,521	12,337

Net interest income	437,477	553,237	498,548	532,195	420,829	296,040
Provision for loan losses	(22,887)	(8,360)	(19,747)	(20,781)	(11,066)	(7,222)

Net interest income after provision for loan losses	$414,590	$544,877	$478,801	$511,414	$409,763	$288,818

*	UNAUDITED

UPDATED: MARCH 2005